EXHIBIT 10.184

                       AMENDMENT NO. 2 TO
              LIMITED LIABILITY COMPANY AGREEMENT

     Amendment No. 2 dated as of April 30, 1997 ("Amendment No. 2") to the Limited Liability Company Agreement made and entered into on October 28, 1996 (the "Agreement"), as amended by Amendment No. 1 dated February 7, 1997 ("Amendment No.l"), by and between Conoco Development Company (sometimes referred to as "Conoco") and RB Deepwater Exploration Inc. (sometimes referred to as "Reading & Bates").

     For and in consideration of the mutual covenants, rights, and obligations contained herein, the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree to amend the Agreement further, effective as of the first date shown above, as follows:

     A.    Definitions.   Unless  otherwise defined  in  this  Amendment,
capitalized terms shall have the respective meanings ascribed to them in the Agreement.

     B. Amendment of Agreement. Effective as of April 30, 1997, the Agreement is amended so as to delete the modifications and amendments made by Amendment No. 1 and the Agreement is restored to the terms and conditions in effect prior to such Amendment No. 1, as if such Amendment No. 1 had never been made.

     C. Full Force and Effect. Except as otherwise amended above, the Agreement remains in full force and effect.

     D. Further Assurances. Reading & Bates and Conoco agree to duly execute and deliver all other documents and take such other action as may be reasonably necessary and proper to effect the intention of the parties set out in this Amendment No. 2.

     EXECUTED on this 30th day of April, 1997.

                                  MEMBERS

                         CONOCO DEVELOPMENT COMPANY


                    By:_________________________
                    Its:________________________


                         RB DEEPWATER EXPLORATION INC.


                    By:_________________________
                    Its:________________________


STATE OF TEXAS               )
                             )  SS
COUNTY OF HARRIS             )

     BEFORE   me,                   ,  a  Notary  Public,  on  this   day
personally            appeared                                          ,
, of Conoco Development Company, a corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 25th day of April, 1997 in Houston, Texas.


My commission expires:   ______________________
                              Notary Public


STATE OF TEXAS               )
                             )  SS
COUNTY OF HARRIS             )

     BEFORE   me,                   ,  a  Notary  Public,  on  this   day
personally            appeared                                          ,
, of RB Deepwater Exploration Inc., a corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 25th day of April, 1997 in Houston, Texas.

My commission expires:   _____________________
                              Notary Public